LEHMAN BROTHERS

                                   TRANSACTION

Date:          29 November, 2006

To:            RALI Grantor Trust I-A, Series 2006-QO9
               c/o Deutsche Bank Trust Company Americas, not individually but solely in its capacity as grantor trust trustee
               1761 East St. Andrew Place
               Santa Ana, California 92705-4934,
               Attention:  Trust Administration; RF06QO9
               Facsimile: (714) 247-6470


From:          Lehman Brothers Special Financing Inc.
               Mandy Lee - Confirmations Group
               Facsimile:    (+1) 646-885-9551 (United States of America)
               Telephone:    212-526-9257

Ref. Numbers: Risk ID: 1363281L / Effort ID: N1141962 / Global Deal ID: 2764769


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Dear Sir or Madam:

The purpose of this communication is to set forth the terms and conditions of the interest rate transaction that has been entered into on the Trade Date referred to below (the "Transaction"), between Lehman Brothers Special Financing Inc. ("Party A") and Deutsche Bank Trust Company Americas, solely in its capacity as grantor trust trustee (the "Grantor Trust Trustee") of RALI Grantor Trust I-A, Series 2006-QO9, a grantor trust (the "Grantor Trust" or "Party B"). This communication constitutes a "Confirmation" as referred to in the ISDA Form specified below.

This Confirmation is subject to and incorporates the terms of the 1992 version of the preprinted multicurrency cross-border form of Master Agreement (the "ISDA Form") published by the International Swaps and Derivatives Association, Inc. ("ISDA"), but without regard to any modifications or elections that the parties may be entitled to make pursuant to a Schedule except as provided in the Additional Provisions paragraph herein. All provisions contained in, or incorporated by reference to, the ISDA Form shall govern this Confirmation except as expressly modified below. In addition, this Confirmation shall itself evidence a complete and binding agreement between you and us as to the terms and conditions of the Transaction to which this Confirmation relates.

Party A and Party B each represents that entering into the Transaction is authorized and does not violate any laws of its jurisdiction of organization or residence or the terms of any agreement to which it is a party and that, upon due execution and delivery of this Confirmation, it will constitute a legally valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable principles of bankruptcy and creditors' rights generally and to equitable principles of general application.

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "Definitions") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and the terms of this Confirmation, this Confirmation will govern. For the purpose of the Definitions, references herein to a "Transaction" shall be deemed to be references to a "Swap Transaction". Capitalized terms used herein not otherwise defined are given their meaning in the Prospectus Supplement dated as of 29 November, 2006 among Residential Accredit Loans, Inc., as Depositor, Residential Funding Company, LLC, as Seller and Master Servicer, RALI Series 2006-QO9 Trust, as Issuing Entity, and RALI Grantor Trust I-A, Series 2006-QO9, as Grantor Trust Issuing Entity (the "Prospectus Supplement").


                     LEHMAN BROTHERS SPECIAL FINANCING INC.
                              LEHMAN BROTHERS INC.
                      745 SEVENTH AVENUE, NEW YORK NY 10019


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


The terms of the particular Transaction to which this communication relates are as follows:

  GENERAL TERMS:

      Trade Date:                       28 November, 2006

      Effective Date:                   30 November, 2006

      Termination Date:                 The earlier of (i) the Distribution Date
                                        following  the date on which the Current
                                        Principal  Balance  of the Class  I-A1BU
                                        Certificates   from  the   RALI   Series
                                        2006-QO9  Trust are reduced to zero,  or
                                        (ii) 25 December, 2036.

      Principal Balance:                The  Principal   Balance  of  the  Class
                                        I-A1BU Certificates shall be provided by
                                        the Grantor  Trustee to the  Calculation
                                        Agent  two   Business   Days   prior  to
                                        Floating  Amounts  II Payer  Period  End
                                        Dates   pursuant   to  the  Pooling  and
                                        Servicing   Agreement  dated  as  of  01
                                        November, 2006 among Deutsche Bank Trust
                                        Company     Americas,     as    trustee,
                                        Residential  Funding  Company,  LLC,  as
                                        seller   and   master   servicer,    and
                                        Residential Accredit Loans, Inc., as depositor (the "PSA").

      Notional Amount:                  USD    34,991,000    for   the   initial
                                        Calculation   Period,   and   for   each
                                        Calculation   Period   thereafter,   the
                                        Current  Principal  Balance of the Class
                                        I-A1BU Certificates.

  FLOATING AMOUNTS I:

      Floating Amount I Payer:          Party B

      Floating Amount I Payer
      Payment  Dates:                   The  25th  calendar  day of each  month,
                                        from and including 25 December,  2006 to
                                        and  including  the  Termination   Date,
                                        subject to adjustment in accordance with
                                        the  Modified   Following  Business  Day
                                        Convention.

      Floating Amount I:                The sum of (i) from interest payments on
                                        the Class I-A1BU Certificates, accrued and unpaid interest on the related Cap
                                        Deferred Interest Amount and (ii) to the extent of principal payments on the Class I-A1BU Certificates, the related
                                        Cap Deferred  Interest Amount.  Floating
                                        Rate Day Count Fraction: Actual/360

      Reset Dates:                      The first day of each Calculation Period


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


  FLOATING AMOUNTS II:

      Floating Amount II Payer:         Party A

      Floating Amount II Payer
      Period End Dates:                 The  25th  calendar  day of each  month,
                                        from and including 25 December,  2006 to
                                        and  including  the  Termination   Date,
                                        subject to adjustment in accordance with
                                        the  Modified   Following  Business  Day
                                        Convention.

      Early Payment:                    One  (1)  Business  Day  preceding  each
                                        Floating Rate Payer Period End Date.

      Floating Amount II:               The  amount,  if  any,  of Net  Deferred
                                        Interest  allocated  to the Class I-A1BU
                                        Certificates.

      Floating Rate Day
      Count Fraction:                   Actual/360

      Reset Dates:                      The first day of each Calculation Period

  BUSINESS DAYS:                        New York

  MISCELLANEOUS:

      Calculation Agent:                Party A

      Office: For the purposes of this Transaction, Party A is not a Multibranch Party, and Party B is not a Multibranch Party.

      Transfer:                         Notwithstanding  Section  7 of the  ISDA
                                        Form, Party A may assign its rights and obligations under this Transaction, in whole and not in part, to any Affiliate of Holdings effective upon delivery to Party B of the guarantee by Holdings, in favor of Party B, of the obligations of such Affiliate.

      Governing Law:                    The  laws  of  the  State  of  New  York
                                        (without reference to choice of law doctrine).

      Credit Support Provider:          With respect to Party A, Lehman Brothers
                                        Holdings Inc. ("Holdings").

      Termination Currency:             USD

    ADDITIONAL PROVISIONS:

        1. Sections 5(a)(ii), (iii), (iv), (v), (vi), and (vii)(2) of the ISDA Form will not apply to Party B.

        2. The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) of the ISDA Form will not apply.

        3. PAYMENTS ON EARLY TERMINATION. For the purposes of Section 6(e) of the ISDA Form, Loss and Second Method will be used.


        4. REPRESENTATIONS. Section 3 of the ISDA Form is hereby amended by adding the following additional subsections:

                (a) NO AGENCY. It is entering into this Transaction as principal.

                (b)     ELIGIBLE  CONTRACT  PARTICIPANT.   It  is  an  "eligible
                        contract   participant"  as  defined  in  the  Commodity
                        Futures Modernization Act of 2000.

                (c) NO RELIANCE. In connection with the negotiation, entering into and execution of this Transaction, Party B acknowledges and agrees that: (i) Party A is acting for its own account and not as a fiduciary for, or financial or investment advisor to, Party B (or in any similar capacity) regardless of whether Party A provides Party B with market information or its views; (ii) Party B is not relying upon any communications (whether written or oral) from Party A as investment advice or as a recommendation to enter into this Transaction (other than the representations expressly set forth in the ISDA
                        Form), it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction; (iii) Party B has not received from Party A any assurance or guarantee as to the expected results of this Transaction and understands the risks of the Transaction; (iv) Party B has consulted with its own legal, regulatory, tax, business, investment, financial, and accounting advisors to the extent it has deemed necessary, and it has made its own independent investment, hedging, and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by Party A; and (v) Party B has determined based upon its own judgment and upon any advice received from its own professional advisors as it has deemed necessary to consult that entering into the Transaction is appropriate for such party in light of its financial capabilities and objectives.

        5.   NETTING OF PAYMENTS.   Subparagraph  (ii)  of  Section  2(c) of the
             ISDA Form will not apply to any Transaction between the parties hereto.

        6. WAIVER OF TRIAL BY JURY. Insofar as is permitted by law, each party irrevocably waives any and all rights to trial by jury in any legal proceeding in connection with this Transaction, and acknowledges that this waiver is a material inducement to the other party's entering into this Transaction.

        7. COMPLIANCE WITH REGULATION AB. Party A and Party B agree that the terms of the Item 1115 Agreement dated as of November 29, 2006 (the "Indemnification Agreement"), among Residential Funding Company, LLC, Residential Accredit Loans, Inc. and Party A shall be incorporated by reference into this Confirmation so that Party B shall be an express third party beneficiary of the Indemnification Agreement. A copy of the Indemnification Agreement is attached hereto as Exhibit A.


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


        8. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Confirmation is executed and delivered by Deutsche Bank Trust Company Americas ("Deutsche Bank"), not individually or personally but solely as the Grantor Trustee, in the exercise of the powers and authority conferred and vested in it, (b) the representations, undertakings and agreements herein made on the part of the Trust are made and intended not as personal representations, undertakings and agreements by Deutsche Bank but are made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this Confirmation and by any person claiming by, through or under such parties and (d) under no circumstances shall Deutsche Bank be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Confirmation.

        9. NON-PETITION. Lehman Brothers Special Financing Inc. hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, the Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

        10.  SEVERABILITY.  If any term,  provision,  covenant, or condition  of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable portion eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of the parties.

        11. Any amendments, transfers or assignments of obligations under this Confirmation shall not be effective unless a Rating Agency confirms in writing that the rating of any Certificates issued by the Trust will be unaffected by such action.

ACCOUNT FOR PAYMENT TO
PARTY A IN USD:                   JPMorgan Chase Bank, New York
                                  ABA # 021000021
                                  A/C of Lehman Brothers Special Financing Inc.
                                  A/C # 066-143543

ACCOUNT FOR PAYMENT TO
PARTY B IN USD:                   Deutsche Bank Trust Company Americas
                                  ABA# 021001033
                                  Account# 01419663
                                  Account Name: NYLTD Funds Control/Stars West
                                  Ref: RALI 2006-QO9 I-A1B Cap


Please confirm your agreement with the foregoing by executing this Confirmation and returning such Confirmation, in its entirety, to us at facsimile number 646-885-9551 (United States of America), Attention: Documentation.



Yours sincerely,                       Accepted and agreed to:

LEHMAN BROTHERS SPECIAL FINANCING      RALI GRANTOR TRUST I-A, SERIES 2006-QO9
INC.
                                       BY:  DEUTSCHE BANK TRUST COMPANY AMERICAS
                                       NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY
                                       AS GRANTOR TRUST TRUSTEE



                                       By:______________________________________
                                       Name:
                                       Title:


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